Baird Chautauqua International Growth Fund
Schedule of Investments, September 30, 2023 (Unaudited)
				% of
	Shares	Value		Net Assets
Common Stocks

Aerospace & Defense
Safran SA (France) (2)	197,541	$30,956,501		4.5%
Automobile Components
Aptiv PLC (United States) (1)	162,740	16,044,537		2.3%
Automobiles
Suzuki Motor Corp. (Japan) (2)	693,001	27,873,198		4.1%
Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	86,968,517	29,372,130		4.3%
DBS Group Holdings Ltd. (Singapore) (2)	976,751	23,988,666		3.5%
HDFC Bank Ltd. - ADR (India)	455,252	26,864,421		3.9%
		80,225,217		11.7%
Biotechnology
BeiGene Ltd. - ADR (China) (1)	83,516	15,022,023		2.2%
Genmab A/S (Denmark) (1)(2)	74,190	26,267,018		3.8%
		41,289,041		6.0%
Broadline Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	160,038	13,881,696		2.0%
Prosus NV (China) (2)	658,692	19,409,041		2.8%
		33,290,737		4.8%
Capital Markets
Hong Kong Exchanges & Clearing Ltd. (Hong Kong) (2)	572,005	21,228,691		3.1%
Commercial Services & Supplies
Waste Connections, Inc. (United States)	223,547	30,022,362		4.4%
Electronic Equipment, Instruments, & Components
Keyence Corp. (Japan) (2)	55,043	20,356,327		3.0%
Entertainment
Sea Ltd. - ADR (Singapore) (1)	322,265	14,163,547		2.1%
Financial Services
Adyen NV (Netherlands) (1)(2)	19,502	14,459,449		2.1%
Health Care Equipment & Supplies
Coloplast A/S (Denmark) (2)	139,279	14,738,088		2.1%
Health Care Providers & Services
Sinopharm Group Co. Ltd. (China) (2)	3,924,689	11,378,933		1.7%
Independent Power and Renewable Electricity Producers
Brookfield Renewable Corp. (United States)	438,543	10,498,719		1.5%
Insurance
Fairfax Financial Holdings Ltd. (Canada)	39,688	32,398,207		4.7%
IT Services
Tata Consultancy Services Ltd. (India) (2)	746,844	31,623,015		4.6%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China) (1)(2)	2,051,396	11,922,422		1.7%
Machinery
FANUC Corp. (Japan) (2)	544,694	14,166,093		2.1%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)	366,100	33,293,135		4.9%
Professional Services
Recruit Holdings Co. Ltd. (Japan) (2)	568,303	17,387,248		2.5%
Semiconductors & Semiconductor Equipment
ASML Holding NV (Netherlands)	50,543	29,752,642		4.3%
SolarEdge Technologies, Inc. (United States) (1)	87,239	11,298,323		1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	336,159	29,212,217		4.3%
		70,263,182		10.2%
Software
Atlassian Corp. (United States) (1)	105,794	21,318,548		3.1%
Constellation Software, Inc. (Canada)	15,922	32,870,535		4.8%
Temenos Group AG (Switzerland) (2)	246,102	17,212,453		2.5%
		71,401,536		10.4%
Textiles, Apparel, & Luxury Goods
Kering SA (France) (2)	31,347	14,242,921		2.1%
Total Common Stocks		663,223,106		96.6%
(Cost $618,104,081)

Warrants
Software
Constellation Software, Inc. (Canada) (5)	14,550	–	(4)	0.0%
Total Warrants		–		0.0%
(Cost $0)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 5.28% (3)	32,184,137	32,184,137		4.7%
Total Short-Term Investment		32,184,137		4.7%
(Cost $32,184,137)
Total Investments		695,407,243		101.3%
(Cost $650,288,218)
Liabilities in Excess of Other Assets		(8,852,968		(1.3)%
TOTAL NET ASSETS		$686,554,275		100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security.
(3)	Seven-Day Yield.
(4)	Amount less than $1.
(5)	Level 3 Security.
ADR	- American Depositary Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	Percentage
Canada	9.4%
China	10.3%
Denmark	10.7%
France	6.5%
Hong Kong	3.0%
India	8.4%
Indonesia	4.2%
Japan	11.4%
Netherlands	6.3%
Singapore	5.5%
Switzerland	2.5%
Taiwan	4.2%
United States	12.8%
Cash	4.8%

Baird Chautauqua International Growth Fund
Summary of Fair Value Exposure at September 30, 2023 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

	Level 1	Level 2	Level 3		Total
Equity
Common Stocks	$316,640,912	$346,582,194	$–		$663,223,106
Total Equity	316,640,912	346,582,194	–		663,223,106
Warrants
Warrants	–	–	–	(1)	–
Total Warrants	–	–	–		–
Short-Term Investment
Money Market Mutual Fund	32,184,137	–	–		32,184,137
Total Short-Term Investment	32,184,137	–	–		32,184,137
Total Investments (2)	$348,825,049	$346,582,194	$–		$695,407,243

(1) Amount less than $1.
(2) Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. Warrants with a fair value of $0 are priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor and are valued using level 3 inputs. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.